UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2013

INTERNATIONAL GAME TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-10684	88-0173041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6355 South Buffalo Drive, Las Vegas, Nevada  89113

(Address of Principal Executive Offices) (Zip Code)

(702) 669-7777

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On September 19, 2013, International Game Technology (the “Company”) issued $500 million aggregate principal amount of its 5.350% Notes due 2023 (the “Notes”).

The Notes were offered and sold under the Company’s shelf registration statement on Form S-3 (File No. 333-180452) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on March 29, 2012, a prospectus dated March 29, 2012, and a prospectus supplement dated September 12, 2013 and filed with the Commission on September 13, 2013 (the “Prospectus Supplement”).  The Notes have been issued pursuant to an indenture, dated as of June 15, 2009 (the “Base Indenture”), as amended by a third supplemental indenture, dated as of September 19, 2013 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), each by and between the Company and Wells Fargo Bank, National Association, as trustee.

The Notes accrue interest at a rate of 5.350% per annum, payable semiannually, on April 15 and October 15, commencing on April 15, 2014, and mature on October 15, 2023.

The Notes will be the Company’s unsecured and unsubordinated obligations and will rank senior to all of the Company’s existing and future subordinated indebtedness and will rank equal in right of payment with the Company’s existing and future unsecured and unsubordinated obligations. The Notes will be structurally subordinated to all existing and future obligations of the Company’s subsidiaries and, except in the limited circumstances described in the Prospectus Supplement, will be effectively subordinated to any of the Company’s secured indebtedness to the extent of the collateral securing such indebtedness.

The Indenture and the Notes contain certain covenants, and provide for optional and mandatory redemption under certain circumstances.  The terms of the Notes are described in the Prospectus Supplement and the related prospectus filed as part of the Registration Statement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, the Supplemental Indenture and the form of Note, which are filed or incorporated by reference as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

4.1

Indenture, dated June 15, 2009, by and between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on June 15, 2009).

4.2	Third Supplemental Indenture, dated September 19, 2013, by and between the Company and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 5.350% Note due 2023 (included in Exhibit 4.2 hereto).

5.1	Opinion of O’Melveny & Myers LLP.

5.2	Opinion of J. Kenneth Creighton, Esq.

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

23.2	Consent of J. Kenneth Creighton, Esq. (included in Exhibit 5.2 hereto).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

	By:	/s/ John Vandemore
Date: September 19, 2013		John Vandemore
Chief Financial Officer and Treasurer

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